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Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of STR Holdings, Inc. (the "Company"), does hereby certify that to my knowledge:

  1.
  the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934. as amended; and

  2.
  the information contained in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DENNIS L. JILOT
Name:	Dennis L. Jilot
Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)

Dated: November 17, 2009

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  Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002